TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-72042      HV-3573  – PremierSolutions Chicago Public Schools

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Supplement dated July 6, 2020 to your Prospectus

FUND NAME CHANGES

1.                                    FEDERATED SHORT-TERM INCOME FUND

Effective on June 26, 2020, the Federated Short-Term Income Fund was re-named the Federated Hermes Short-Term Income Fund.

As a result of the change, all references to the Federated Short-Term Income Fund in your Prospectus are deleted and replaced with the Federated Hermes Short-Term Income Fund.

2.                                    INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Effective on or about September 30, 2020, the Invesco Oppenheimer International Bond Fund will be re-named the Invesco International Bond Fund.

As a result of the change, all references to the Invesco Oppenheimer International Bond Fund in your Prospectus are deleted and replaced with the Invesco International Bond Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.